SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2021
Accounting Policies [Abstract]
Use of estimates
a.	Use of estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions that affect the amounts reported in the financial statements and accompanying notes. The most significant assumptions are employed in estimates used in determining values of goodwill and identifiable intangible assets, revenue recognition, allowances for credit losses, inventory write-offs, warranty provision, tax assets and tax positions, legal contingencies, amounts classified as discontinued operations and stock-based compensation costs. Actual results could differ from those estimates.

Financial statements in U.S. dollars
b.	Financial statements in U.S. dollars:

The Company's revenues are generated in NIS, U.S. dollars, EURO and Canadian dollars. In addition, most of the Parent Company's costs are incurred in NIS. The Company's management believes that the NIS is the primary currency of the economic environment in which the Parent Company operates.

The Company's reporting currency is the U.S. dollar.

The functional currency of the Parent Company is the NIS. The functional currency of the Parent Company's foreign subsidiaries is the local currency in which each subsidiary operates.

ASC 830, "Foreign Currency Matters" sets the standards for translating foreign currency financial statements of consolidated subsidiaries. The first step in the translation process is to identify the functional currency for each entity included in the financial statements. The accounts of each entity are then measured in its functional currency. All transaction gains and losses from the measurement of monetary balance sheet items are reflected in the statement of operations as financial income or expenses, as appropriate.

After the measurement process is complete the financial statements are translated into the reporting currency, which is the U.S. dollar, using the current rate method. Equity accounts are translated using historical exchange rates. All other balance sheet accounts are translated using the exchange rates in effect at the balance sheet date. Statement of operations amounts have been translated using the average exchange rate for the year. The resulting translation adjustments are reported as a component of shareholders' equity in accumulated other comprehensive income (loss).

Principles of consolidation
c.	Principles of consolidation:

The consolidated financial statements include the accounts of the Parent Company and its subsidiaries. Intercompany transactions and balances including profits from intercompany sales not yet realized outside the Company, have been eliminated upon consolidation.

Changes in the Parent Company's ownership interest with no change of control are treated as equity transactions.

Non-controlling interests in subsidiaries represent the equity in subsidiaries not attributable, directly or indirectly, to a parent. Non-controlling interests are presented in equity separately from the equity attributable to the equity holders of the Company. Profit or loss and components of other comprehensive income are attributed to the Company and to non-controlling interests. Losses are attributed to non-controlling interests even if they result in a negative balance of non-controlling interests in the consolidated statement of financial position. When the purchase price of a non-controlling interest exceeds the book value at the time of purchase, any excess or shortfall is recognized as an adjustment to additional paid-in capital.

Redeemable non-controlling interests are classified as temporary equity, separate from permanent equity, on the consolidated balance sheets and measured at each reporting period at the higher of their redemption amount or the non-controlling interest book value, in accordance with the requirements of ASC 810 “Consolidation” and ASC 480-10-S99-3A, “Distinguishing Liabilities from Equity”.

Cash equivalents
d.	Cash equivalents:
Cash equivalents are short-term highly liquid investments that are readily convertible into cash with original maturities of three months or less at the date acquired.
Short-term and long-term restricted cash and deposits
e.	Short-term and long-term restricted cash and deposits:

Short-term restricted cash and deposits is primarily invested in certificates of deposit that are restricted to withdrawals or use up to one year. Such certificates of deposit are used primarily as collateral for performance and advance payment guarantees to customers.

Long-term restricted cash and deposits is primarily invested in certificates of deposit that are restricted to withdrawals or use for a period for more than one year. Such certificates of deposit are used primarily as collateral for performance guarantees to customers.

Short-term and long-term bank deposits
f.	Short-term and long-term bank deposits:

Short-term bank deposits are deposits with maturities of more than three months and less than one year and are presented at their cost.

A bank deposit with a maturity of more than one year is included in long-term bank deposits and presented at cost.

Inventories
g.	Inventories:

Inventories are stated at the lower of cost or net realizable value. The Company periodically evaluates the inventory quantities on hand relative to historical and projected sales volumes, current and historical selling prices and contractual obligations to maintain certain levels of parts. Based on these evaluations, inventory write-offs are provided to cover risks arising from slow-moving items, discontinued products, excess inventories, market prices lower than cost and adjusted revenue forecasts.

Cost is determined as follows:

Raw materials, parts and supplies: using the "first-in, first-out" method.

Work in progress and finished products: on the basis of direct manufacturing costs with the addition of allocable indirect cost, representing allocable operating overhead expenses and manufacturing costs.

During the years ended December 31, 2021, 2020 and 2019, the Company recorded inventory write-offs in the amounts of $95, $29 and $180, respectively. Such write-offs were included in cost of revenues.

Property and equipment
h.	Property and equipment:

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets at the following annual rates:

%

Buildings	3 - 4
Machinery and equipment	10 - 33 (mainly 10%)
Motor vehicles	15
Promotional displays	15 - 50
Office furniture and equipment	6 - 33
Leasehold improvements	By the shorter of the term of the lease or the useful life of the assets

Intangible assets
i.	Intangible assets:

Intangible assets are comprised of patents, capitalized and acquired technology, customer relations and backlog.

Intangible assets are amortized over their useful lives using a method of amortization that reflects the pattern in which the economic benefits of the intangible assets are consumed or otherwise used up, in accordance with ASC 350, "Intangibles - Goodwill and Other." Intangible assets were amortized based on the straight-line method or acceleration method, at the following weighted average annual rates:

%

Patents	10
Technology	12.5 - 26.7
Customer relationships	10.3 - 36.4
Backlog	50 - 100

During the years ended December 31, 2021, 2020 and 2019, the Company did not record any impairment charges relating to its intangible assets.

Impairment of long-lived assets
j.	Impairment of long-lived assets:

The Company's long-lived assets (assets group) to be held or used, including right of use assets and intangible assets that are subject to amortization, are reviewed for impairment in accordance with ASC 360, "Property, Plant, and Equipment" whenever events or changes in circumstances indicate that the carrying amount of a group of assets may not be recoverable. Recoverability of a group of assets to be held and used is measured by a comparison of the carrying amount of the group to the future undiscounted cash flows expected to be generated by the group. If such group of assets is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds their fair value. During the years ended December 2021, 2020 and 2019, the Company did not record any impairment charges attributable to long-lived assets.

Goodwill
k.	Goodwill:

Goodwill and certain other purchased intangible assets have been recorded as a result of acquisitions. Goodwill represents the excess of the purchase price in a business combination over the fair value of net tangible and intangible assets acquired. Goodwill is not amortized, but rather is subject to an impairment test.

ASC No. 350, "Intangible-Goodwill and other" requires goodwill to be tested for impairment at least annually and, in certain circumstances, between annual tests. The accounting guidance gives the option to perform a qualitative assessment to determine whether further impairment testing is necessary. The qualitative assessment considers events and circumstances that might indicate that a reporting unit's fair value is less than its carrying amount. If it is determined, as a result of the qualitative assessment, that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, a quantitative test is performed. Alternatively, ASC No. 350 permits an entity to bypass the qualitative assessment for any reporting unit and proceed directly to performing the quantitative goodwill impairment test.

If the carrying value of a reporting unit exceeds its fair value, the Company recognizes an impairment of goodwill for the amount of this excess. The Company performs an annual impairment test during the fourth quarter of each fiscal year, or more frequently if impairment indicators are present.

Starting June 30, 2021, as a result of the sale of the Integrated Solutions segment (see Note 1g), the Company began operating as one operating segment with a single reporting unit.

In 2020 and 2019, the Company operated as two operating segments. For the purposes of impairment testing of goodwill, the Company identified two reporting units to which goodwill relates: (1) Products reporting unit which comprises the Products segment and; (2) ESC BAZ reporting unit within the Integrated Solutions segment.

For the years ended December 31, 2021, 2020 and 2019, no impairment losses were identified. (refer also to Note 8).

Business combinations
l.	Business combinations:

The Company accounts for business combinations in accordance with ASC No. 805, "Business Combinations". ASC No. 805 requires recognition of assets acquired, liabilities assumed, and any non-controlling interest at the acquisition date, measured at their fair values as of that date. Any excess of the fair value of net assets acquired over purchase price and any subsequent changes in estimated contingencies are to be recorded in consolidated statements of operations.

Acquisition related costs are expensed in the statement of operations in the period incurred.

Acquisition of non-controlling interests in ESC BAZ:

On December 31, 2020, the Company acquired the remaining 45% interest in ESC BAZ, increasing its ownership interest to 100% in consideration of $1,891 to the non-controlling interest shareholders. ESC BAZ was sold as part of the Integrated Solutions Division sale (see Note 1g).

Revenue recognition
m.	Revenue recognition:

Continuing Operations:

The Company recognizes revenues in accordance with ASC No. 606, "Revenue from Contracts with Customers" ("ASC No. 606"). As such, the Company identifies a contract with a customer, identifies the performance obligations in the contract, determines the transaction price, allocates the transaction price to each performance obligation in the contract and recognizes revenues when (or as) the Company satisfies a performance obligation.

Following the sale of the Integrated Solution Division, the Company generates its revenues mainly from: (1) sales of security products; (2) services and maintenance, which are performed either on a fixed-price basis or as time-and-materials based contracts; and (3) software license fees and related services.

The Company enters into contracts that can include combinations of products and services, which are generally capable of being distinct and accounted for as separate performance obligations. The perpetual license is distinct as the customer can derive the economic benefit of the software without any professional services, updates or technical support.

The transaction price is determined based on the consideration to which the Company will be entitled in exchange for transferring goods or services to the customer. The Company does not grant a right of return to its customers.

In instances of contracts where revenue recognition differs from the timing of invoicing, the Company generally determined that those contracts do not include a significant financing component. The Company uses the practical expedient and does not assess the existence of a significant financing component when the difference between payment and revenue recognition is a year or less.

Maintenance and support agreements provide customers with rights to unspecified software product updates, if and when available. These services grant the customers online and telephone access to technical support personnel during the term of the service. The Company recognizes maintenance and support services revenues ratably over the term of the agreement, usually one year.

The Company generates revenues from the sales of its software products user licenses as well as from maintenance, support, consulting and training services.

As required by ASC 606, following the determination of the performance obligations in the contract, the Company allocates the total transaction price to each performance obligation in an amount based on the estimated relative standalone selling prices of the promised license fees or services underlying each performance obligation. Standalone selling price is the price at which the Company would sell a promised license or service separately to a customer.

Remaining performance obligations:

Remaining performance obligations represent the future revenues expected to be recognized on firm orders received by the Company and are equivalent to the Company’s remaining performance obligations at the end of each period for a remaining period of more than a year. The Company's remaining performance obligations as of December 31, 2021 was $9.5 million, out of which the Company expects to recognize approximately 13% as revenue in 2022, with the remainder to be recognized thereafter.

Deferred revenues and customer advances:

Deferred revenues and customer advances increased by $0.1 million compared to the beginning balance of $4.7 million as of January 1, 2021. The increase was primarily as a result of $4.6 million of new unearned amounts under contracts. This was offset by $4.5 million of recognized revenues from deferred revenues and customer advances. The above resulted in an ending balance of $4.8 million as of December 31, 2021.

Discontinued Operations:

The Company generated its revenues from the Integrated Solutions Division (Discontinued Operation) mainly from: (1) installation of comprehensive security systems for which revenues are generated from long-term fixed price contracts; (2) sales of security products; and (3) services and maintenance, which are performed either on a fixed-price basis or as time-and-materials based contracts;

At the inception of a contract, the Company also evaluates and determines if a contract should be separated into more than one performance obligation. The Company's installation of comprehensive security systems contracts usually includes one-performance obligations due to a significant customization for each customer's specific needs and integrated system or solution.

For most of the Company's comprehensive security systems installation contracts, where the Company's performance does not create an asset with an alternative use, the Company recognizes revenue over performance time because of continuous transfer of control to the customer. For these performance obligations that are satisfied over time, the Company generally recognizes revenue using an input method with revenue amounts being recognized proportionately as costs are incurred relative to the total expected costs to satisfy the performance obligation. The Company believes that costs incurred as a portion of total estimated costs is an appropriate measure of progress towards satisfaction of the performance obligation since this measure reasonably depicts the progress of the work effort and the Company has the ability to make reasonably dependable estimates of the extent of progress towards completion, contract revenues and contract costs. In addition, contracts executed include provisions that clearly specify the enforceable rights regarding services to be provided and received by the parties to the contracts, the consideration to be exchanged, the manner, and the terms of settlement, including in cases of termination for convenience. Project costs include materials purchased to produce the system, related labor, overhead expenses and subcontractor's costs. The performance costs are measured by monitoring costs and efforts devoted using records of actual costs incurred to date in the project compared to the total estimated project requirements, which corresponds to the costs related to earned revenues. The Company estimates the profit on a contract as the difference between the total estimated transaction price and the total expected performance costs of the contract and recognizes revenue and costs over the life of the contract. Estimated gross profit or loss from long-term contracts may change due to changes in estimates resulting from differences between actual performance and original forecasts.

Such changes in estimated gross profit are recorded in results of operations when they are reasonably determinable by management, on a cumulative catch-up basis.

To the extent, the transaction price includes variable consideration (e.g., contract penalties, unpriced change orders or like measures), the Company usually estimates the most likely amount that should be included in the transaction price subject to constraints based on the specific facts and circumstances.

For contracts that are deemed to be loss contracts, the Company establishes forward loss reserves for total estimated costs that are in excess of total estimated consideration under a contract in the period in which they become probable. Fees are payable upon completion of agreed upon milestones and subject to customer acceptance. Amounts of revenues recognized in advance of contractual billing are recorded as unbilled accounts receivable. In most instances, the period between the advanced recognition of revenues and the customers' billing generally ranges between one to six months.

The Company capitalizes sales commission as costs of obtaining a contract when they are incremental and if they are expected to be recovered. Amortization of sales commission expense is included in selling and marketing expenses in the accompanying consolidated statements of income. For costs that the Company would have capitalized and amortized over one year or less, the Company has elected to apply the practical expedient and expense these contract costs as incurred.

Revenues for performance obligations that are not recognized over time are recognized at the point in time when control is transferred to the customer (which is generally upon delivery) and include mainly revenues from the sales of security products without significant installation work. The Company generally does not provide a right of return to its customers. For performance obligations that are satisfied at a point in time, the Company evaluates the point in time when the customer can direct the use of, and obtain the benefits from, the products. Shipping and handling costs are not considered performance obligations and are included in cost of sales as incurred.

Services and maintenance are performed under either fixed-price or time-and-materials based contracts. Under fixed-price contracts, the Company agrees to perform certain work for a fixed price. Under time-and-materials contracts, the Company is reimbursed for labor hours at negotiated hourly billing rates and for materials. The Company's service contracts include contracts in which the customer simultaneously receives and consumes the benefits provided as the performance obligations are satisfied, accordingly, related revenues are recognized, as those services are performed or over the term of the related agreements.

Accounting for stock-based compensation
n.	Accounting for stock-based compensation:

The Company accounts for stock-based compensation in accordance with ASC 718, "Compensation-Stock Compensation".

ASC 718 requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service periods in the Company's consolidated income statement.

The Company recognizes compensation expenses for the value of its awards, which have graded vesting, based on the accelerated attribution method over the vesting period. The Company accounts for forfeitures as they occur.

During the years ended December 31, 2021, 2020 and 2019, the Company recognized stock-based compensation expenses related to employee stock options in the amounts of $155, $231 and $392, respectively.

The Company estimates the fair value of stock options granted under ASC 718 using the Binomial model. The Binomial model for option pricing requires a number of assumptions, of which the most significant are the suboptimal exercise factor and expected stock price volatility. The suboptimal exercise factor is estimated using historical option exercise information. The suboptimal exercise factor is the ratio by which the stock price must increase over the exercise price before employees are expected to exercise their stock options. Expected volatility is based upon actual historical stock price movements and was calculated as of the grant dates for different periods, since the Binomial model can be used for different expected volatilities for different periods. The risk-free interest rate is based on the yield from U.S. Treasury zero-coupon bonds with an equivalent term to the contractual term of the options. The expected term of options granted is derived from the output of the option valuation model and represents the period of time that options granted are expected to be outstanding.

The following assumptions were used in the Binomial option pricing model for the years ended December 31, 2021, 2020 and 2019:

	2021	2020	2019

Dividend yield	0%	0%	0%
Expected volatility	38.96%-42.17%	33.56%-36.45%	33.76%-38.31%
Risk-free interest	0.67%-1.19%	0.32%-1.51%	1.42%-2.68%
Contractual term	5-7 years	5-7 years	5-7 years
Forfeiture rate	13%	10%	10%-12%
Suboptimal exercise multiple	1.29	1.29	1.32

Research and development costs
o.	Research and development costs:

Research and development costs incurred in the process of developing product improvements or new products, are charged to expenses as incurred. ASC 985, "Software", requires capitalization of certain software development costs subsequent to the establishment of technological feasibility. Based on the Company's product development process, technological feasibility is established upon completion of a working model. Costs incurred by the Company between completion of the working models and the point at which the products are ready for general release are capitalized. Capitalized technology is included in intangible assets on the balance sheet and is amortized on a straight-line basis over its estimated useful life, which is generally five years. Amortization expenses are recognized under cost of revenues. Management evaluates the useful lives of these assets on an annual basis and tests for impairment whenever events or changes in circumstances occur that could impact the recoverability of these assets.

In the years ended December 31, 2021, 2020 and 2019, the Company capitalized amounts of $13, $59 and $121, respectively.

Warranty costs
p.	Warranty costs:

The Company provides various warranty periods up to 24 months at no extra charge. The Company estimates the costs that may be incurred under its warranty and records a liability in the amount of such costs at the time product revenue is recognized in accordance with ASC 450, "Contingencies." Factors that affect the Company's warranty liability include the number of units, historical and anticipated rates of warranty claims and cost per claim. The Company periodically assesses the adequacy of its recorded warranty liabilities and adjusts the amounts as necessary.

The following table provides the detail of the change in the Company's warranty accrual, which is a component of other accrued liabilities in the consolidated balance sheets for the years ended December 31, 2021 and 2020:

	December 31,
	2021	2020

Warranty provision, beginning of year	$179	$283
Charged to costs and expenses relating to new sales	112	118
Utilization or expiration of warranty	(135)	(223)
Foreign currency translation adjustments	1	1

Warranty provision, year end	$157	$179

Net earnings per share
q.	Net earnings per share:

Basic net earnings per share are computed based on the weighted average number of Ordinary shares outstanding during each year. Diluted net earnings per share is computed based on the weighted average number of ordinary shares outstanding during each year, plus dilutive potential ordinary shares considered outstanding during the year, in accordance with ASC 260, "Earnings Per Share."

Certain of the Company's outstanding stock options have been excluded from the calculation of the diluted earnings per share because such options are anti-dilutive. The total weighted average number of the Company's ordinary shares related to the outstanding options excluded from the calculations of diluted earnings per share was 610,083 shares, 789,440 shares and 684,887 shares for the years ended December 31, 2021, 2020 and 2019, respectively.

Concentrations of credit risk
r.	Concentrations of credit risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, short-term and long-term bank deposits, trade receivables, unbilled accounts receivable, long-term trade receivables and long-term loans.

As of December 31, 2021, $13,616 of the Company's cash and cash equivalents and restricted cash and deposits were invested in major Israeli and U.S. banks, and approximately $12,787 were invested in other banks, mainly with the Royal Bank of Canada, Deutsche Bank, Natwest Bank and BBVA Bancomer. Cash and cash equivalents in the U.S. may be in excess of insured limits and are not insured in other jurisdictions. Generally, these deposits may be redeemed upon demand and therefore, bear low risk.

Trade receivables of the Company, as well as the unbilled accounts receivable, are primarily derived from sales to large and solid organizations and governmental authorities located mainly in the U.S., Canada, Europe and APAC.

The Company performs ongoing credit evaluations of its customers. An allowance for credit losses is recognized with respect to those amounts that the Company has determined to be doubtful of collection. In certain circumstances, the Company may require letters of credit, other collateral or additional guarantees.

Changes in the Company's allowance for credit losses related to accounts receivables during the two years ended December 31, 2021 and 2020 are as follows:

	Year ended December 31,
	2021	2020

Balance at the beginning of the year	$719	$943
Credit losses expenses during the year	124	99
Customer write-offs or collections during the year	(716)	(326)
Exchange rate	(2)	3

	$125	$719

As of December 31, 2021, the Company has no significant off-balance sheet concentrations of credit risk, such as foreign exchange contracts or foreign hedging arrangements.

Income taxes
s.	Income taxes:

The Company accounts for income taxes in accordance with ASC 740, "Income Taxes." This ASC prescribes the use of the liability method whereby deferred tax assets and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value.

The Company establishes reserves for uncertain tax positions based on an evaluation of whether the tax position is “more likely than not” to be sustained upon examination. The Company records interest and penalties pertaining to its uncertain tax positions in the financial statements as income tax expense.

In the years ended December 31, 2021, 2020 and 2019, the Company recorded tax expenses in connection with uncertainties in income taxes of $126, $312 and $607, respectively.

Severance pay
t.	Severance pay:

The Company has entered into an agreement with its employees implementing Section 14 of the Severance Pay Law and the General Approval of the Labor Minister dated June 30, 1998, issued in accordance with the said Section 14, mandating that upon termination of such employees' employment, all the amounts accrued in their insurance policies will be released to them. The severance pay liabilities and deposits covered by these plans are not reflected in the balance sheet as the severance pay risks have been irrevocably transferred to the severance funds.

On December 31, 2007, the then Chairman of the Company's Board of Directors, retired from his position. His retirement agreement included certain perquisites from the Company for the rest of his life. As of December 31, 2021, the actuarial value of these perquisites is estimated at approximately $523. This provision was included as part of accrued severance pay.

Severance expenses for the years ended December 31, 2021, 2020 and 2019 amounted to approximately $333, $135 and $363, respectively.

Discontinued Operations:

The Company's liability in Discontinued Operations for its Israeli employees severance pay is calculated pursuant to Israel's Severance Pay Law based on the most recent salary of the employees multiplied by the number of years of employment, as of the balance sheet date (the "Shut Down Method"). Employees are entitled to one month's salary for each year of employment or a portion thereof. The Company's liability for its employees in Israel is fully provided by monthly deposits with insurance policies and by an accrual. The value of these policies is recorded as an asset in the Company's balance sheet.

The deposited funds include profits accumulated up to balance sheet date. The deposited funds may be withdrawn only upon the fulfillment of the obligation pursuant to Israel's Severance Pay Law or labor agreements. The value of the deposited funds is based on the cash surrender value of these policies and includes immaterial profits.

Fair value measurements
u.	Fair value measurements:

ASC 820, "Fair Value Measurement and Disclosure" clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability. As a basis for considering such assumptions, ASC 820 establishes a three tier value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1	-	Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.
Level 2	-	Significant other observable inputs based on market data obtained from sources independent of the reporting entity.
Level 3	-	Unobservable inputs which are supported by little or no market activity.

Fair value of financial instruments
v.	Fair value of financial instruments:

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

The carrying amounts of cash and cash equivalents, trade receivables, unbilled accounts receivable and trade payables approximate their fair value due to the short-term maturity of such instruments.

Advertising expenses
w.	Advertising expenses:
Advertising costs are expensed as incurred. Advertising expenses for the years ended December 31, 2021, 2020 and 2019 were $107, $43 and $157, respectively.
Comprehensive income (loss)
x.	Comprehensive income (loss):

The Company accounts for comprehensive income (loss) in accordance with ASC 220, "Comprehensive Income". ASC 220 establishes standards for the reporting and display of comprehensive income and its components in a full set of general purpose financial statements. Comprehensive income generally represents all changes in shareholders' equity (deficiency) during the period except those resulting from investments by, or distributions to, shareholders.

The Company has determined that its items of comprehensive income (loss) relate to unrealized gain (loss) from foreign currency translation adjustments.

Changes in the Company's accumulated other comprehensive income (loss), net for the years ended December 31, 2021, 2020 and 2019 are as follows:

	Year ended December 31,
	2021	2020	2019

Balance at the beginning of the year	$34	$(627)	$(1,827)
Foreign currency translation adjustments	(254)	661	1,200
Realized foreign currency translation adjustments	1,442	-	-

Total accumulated other comprehensive income (loss)	$1,222	$34	$(627)

Non-controlling interest
y.	Non-controlling interest:

In 2018, the Company established a company in Kenya, which is 51% owned by the Company and 49% owned by a local partner. The non-controlling interest relating to the subsidiary was not material in 2021 and 2020. The subsidiary was sold as part of the Integrated Solutions Division sale (see Note 1g).

Leases
z.	Leases:

In accordance with ASC 842, the Company determines if an arrangement is a lease and the classification of that lease at inception based on: (1) whether the contract involves the use of a distinct identified asset, (2) whether the Company obtains the right to substantially all the economic benefits from the use of the asset throughout the period, and (3) whether the Company has a right to direct the use of the asset. The Company elected to not recognize a lease liability and a right-of-use (“ROU”) asset for leases with a term of twelve months or less.

ROU assets and lease liabilities are recognized at commencement date based on the present value of remaining lease payments over the lease term. ROU assets are initially measured at amounts, which represents the discounted present value of the lease payments over the lease, plus any initial direct costs incurred. The lease liability is initially measured based on the discounted present value of remaining lease payments over the lease term. For this purpose, the Company considers only payments that are fixed and determinable at the time of commencement. The implicit rate within the operating leases is generally not determinable, therefore the Company uses the Incremental Borrowing Rate (“IBR”) based on the information available at commencement date in determining the present value of lease payments. The Company’s IBR is estimated to approximate the interest rate for collateralized borrowing with similar terms and payments and in economic environments where the leased asset is located.

Certain leases include options to extend or terminate the lease. An option to extend the lease is considered in connection with determining the ROU asset and lease liability when it is reasonably certain that the Company will exercise that option. An option to terminate is considered unless it is reasonably certain that the Company will not exercise the option.

Impact of recently issued and adopted accounting standards
aa.	Impact of recently issued and adopted accounting standards:

In December 2019, the FASB issued ASU No. 2019-12, Income Taxes (Topic 740): "Simplifying the Accounting for Income Taxes". The new standard simplifies the accounting for income taxes. The guidance is effective for interim and annual periods beginning after December 15, 2020, with early adoption permitted.

The Company adopted the standard beginning January 1, 2021. The standard did not have a material impact on the consolidated financial statements.

New accounting pronouncements not yet effective
bb.	New accounting pronouncements not yet effective:

In October 2021, the FASB issued ASU No. 2021-08, "Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers". The standard requires an acquirer in a business combination to recognize and measure contract assets and contract liabilities acquired in a business combination in accordance with ASC 606, Revenue from Contracts with Customers, as if it had originated the contracts. The standard is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2022. Early adoption is permitted. The Company is currently evaluating the impact of the new guidance on its consolidated financial statements.

In November 2021, the FASB issued ASU No. 2021-10, “Government Assistance (Topic 832): Disclosure by Business Entities about Government Assistance .” The new standard improves the transparency of government assistance received by most business entities by requiring the disclosure of: (1) the types of government assistance received; (2) the accounting for such assistance; and (3) the effect of the assistance on a business entity's financial statements. This guidance is effective for financial statements issued for annual periods beginning after December 15, 2021. Early adoption is permitted. The adoption of ASU 2021-10 is not expected to result in a material impact to the consolidated financial statements.